LOAN AGREEMENT

THIS AGREEMENT dated as of the 18th day of May, 2007

BETWEEN:

SOLARA TECHNOLOGIES INC., a British Columbia company having an office at Suite 530, North Office Tower, Oakridge Centre, 650 West 41st Avenue, Vancouver, BC V5Z 2M9

(hereinafter called the "Borrower")

OF THE FIRST PART

AND:

TERRACE VENTURES INC., a Nevada corporation with a corporate office at 810 Peace Portal Drive, Suite 202, Blaine, WA 98230

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS:

A.	The Lender has offered to lend $200,000 (U.S.) to the Borrower;

B.	The Borrower and the Lender have entered into a letter of intent dated February 28, 2007 contemplating a merger of the Borrower and the Lender (the “Merger”);

C.	The Borrower has agreed to borrow such sum, subject to the terms and upon the conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:

1.                      INTERPRETATION

1.1                     Definitions. Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a)	"Agreement" means this Loan Agreement including the Schedules hereto together with any amendments hereof;

(b)	"Event of Default" means any event set forth in paragraph 7.1;

(c)	"Loan" means the loan of $200,000 (U.S.) to be made by the Lender to the Borrower in accordance with this Agreement;

(d)	“Maturity” means May 25, 2008;

(e)	"Principal Sum" means the sum of $200,000 (U.S.);

(f)

"Security Documents" means, collectively, the Promissory Note, and such other documents and instruments relating to the security granted under this Agreement as may be requested by the Lender from time to time to better secure payment of the Loan and accrued interest thereon; and

(g)

“SR&ED Credits” means those scientific research and development tax credits in respect of the 2005 and 2006 taxation years of the Borrower that are due and are to become payable to the Borrower from the Canada Revenue Agency.

1.2                    Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3                    Headings. The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4                    References. Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedule hereto, together with any amendments thereof.

1.5                    Currency. All dollar amounts expressed herein refer to lawful currency of The United States of America.

2.                      TERMS OF LOAN

2.1                    Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum of $200,000 (U.S.). The Loan shall be made in United States currency and shall be repaid by the Borrower on or before May 25, 2008.

2.2                    Interest. The Borrower shall pay on the amount of the Principal Sum, interest at a rate of 8% per annum, payable on Maturity. The Borrower shall pay interest at the aforesaid rate on all overdue interest.

2.3                    Advances. As of the date of this Agreement, the Lender has advanced $20,000 (U.S.) of the Principal Sum (the “Initial Sum”) to the Borrower and the receipt of the Initial Sum is hereby acknowledged by the Borrower. The balance of the Principal Sum shall be advanced by the Lender, unless there shall be an Event of Default, in the form of certified cheque, bank draft or wire transfer as follows: a) $55,000 (US) on signing of this agreement, and b) the balance of $125,000 (US) on or before May 25, 2007.

2.4                     Pre-Payment. The Borrower may pre-pay all or any portion of the loan at any time.

3.                      SECURITY, PROMISSORY NOTE, EXTENSIONS & WAIVER

3.1                    Security . As security for the due payment of the Loan, the Borrower hereby grants to the Lender a security interest in all of the Borrower’s right title and interest in and to any presently owned and after acquired SR&ED Credits and all proceeds thereof.

3.2                    The Borrower represents that they are entitled to SR & ED credits estimated at a minimum of $200,000 US, and will apply for such credits in a timely and diligent manner.

3.3                    The borrower will advance to lender any and all SR & ED refunds received as partial or full repayment of the loan.

3.4                    Promissory Note. To evidence any advances under the Loan, the Borrower agrees to enter into promissory notes in the forms attached hereto as Schedule “A”.

3.5                    Extensions. The Lender may grant extensions as the Lender may see fit without prejudice to the liability of the Borrower or to the Lender's rights under this Agreement or under the Security Documents.

3.6                    Waiver. The Lender may waive any breach by the Borrower of this Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the Security Documents. No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

4.                      COVENANTS OF THE BORROWER

4.1                    General Covenants. The Borrower hereby covenants and agrees with the Lender that so long as the Loan or any part thereof remains outstanding, the Borrower will:

(a)	duly and punctually pay or cause to be paid to the Lender all amounts required to be paid to it pursuant to this Agreement on the day, at the place, in the monies and in the manner set forth herein;

(b)	duly observe and perform each and all of its covenants and agreements as set forth in this Agreement and in the Security Documents;

(c)	at all times maintain its corporate existence and carry on and conduct its businesses in a proper and efficient manner; and

(d)	provide the Lender, within five (5) days of any written request from the Lender, with a full and complete list setting out all of the jurisdictions in which the Borrower carries on business.

4.2                    Negative Covenants. The Borrower covenants and agrees that so long as the Loan or any part thereof remains outstanding, the Borrower will not, without the prior written consent of the Lender:

(a)	declare or pay or set aside for payment any dividend or otherwise make distribution with respect to its shares, or voluntarily purchase, redeem, acquire or retire any shares of any class;

(b)	guarantee or otherwise become surety for or upon the obligations of others except in the ordinary course of business;

(c)	pay or set aside for payment any bonus, management fee or other non-salary remuneration (including options) to any of its employees, directors or officers;

(d)	commence or in anyway become involved in, whether directly or indirectly or in conjunction with any other person, any new businesses not reasonably related to the current business of the Borrower.

5.                      REPRESENTATIONS AND WARRANTIES

5.1                    Representations. The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

(a)

the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation any agreement to which the Borrower is a party; and

(b)

the execution, delivery and performance of this Agreement and all instruments and agreements delivered pursuant hereto, have been duly authorized by all necessary corporate action on the part of the Borrower and will not violate any provision of the Borrower's constating documents or any agreement to which it is a party, and this Agreement and those Security Documents to which the Borrower is party constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights and rules or laws concerning equitable remedies.

6.                      CLOSING ARRANGEMENTS

6.1                    Conditions Precedent. The Lender's obligation to advance the Principal Sum to the Borrower shall be subject to the satisfaction of the following conditions:

(a)	the representations and warranties of the Borrower shall be true as of the date hereof and as of each date of advancement; and

(b)	the Borrower shall have complied with all of its obligations hereunder; and

The foregoing conditions precedent are inserted for the benefit of the Lender and may be waived in whole or in part by the Lender at any time prior to closing by delivering to the Borrower written notice to that effect.

7.                      EVENTS OF DEFAULT AND REMEDIES

7.1                    Events of Default. Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a)	if the Borrower defaults in the payment of any monies due hereunder as and when the same is due;

(b)	if the Borrower defaults in the observance or performance of any other provision hereof or of any security documents;

(c)

if the Borrower makes default in the due payment, performance or observance, in whole or in part, of any debt, liability or obligation of the Borrower to the Lender, whether secured hereby or otherwise;

(d)	if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency;

(e)	if the borrower does not enter into a formal merger agreement with the lender within 60 days;

(f)	if the borrower does not obtain shareholder approval for the proposed merger within 90 days;

(g)	if the borrower does not obtain US audited GAP financial statements for the fiscal years 2006 and 2007, within 90 days;

(h)	if the borrower does not merge with the lender within 120 days

7.2                    Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion, may:

(a)	declare the Loan and other monies owing by the Borrower to the Lender to be immediately due and payable;

(b)	demand payment from the Borrower and exercise all remedies available to the Lender.

8.                      MISCELLANEOUS

8.1                    Notices. Any notice required or permitted to be given under this Agreement or the Promissory Note shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

The Borrower:	Solara Technologies Inc.
Suite 530, North Office Tower,
Oakridge Centre, 650 West 41st Avenue
Vancouver, BC V5Z 2M9

The Lender:	Terrace Ventures Inc.
810 Peace Portal Drive, Suite 202
Blaines, WA 98230

Any notice so given shall:

(a)	if delivered, be deemed to have been given at the time of delivery;

(b)

if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c)	if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

8.2                    Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

8.3                    Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

8.4                    Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

8.5                    No Merger of Judgment. The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

8.6                    Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

8.7                    Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

8.8                    Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the province of British Columbia and the parties hereto agree to submit to the jurisdiction of the courts of British Columbia with respect to any legal proceedings arising herefrom.

8.9                    Independent Legal Advice. This Agreement has been prepared by O’Neill Law Corporation acting solely on behalf of the Lender and the Borrower acknowledges that it has been advised to obtain independent legal advice.

8.10                   Time. Time is of the essence of this Agreement.

8.11                   Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

8.12                   Counterparts. This agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

THE BORROWER:

SOLARA TECHNOLOGIES INC.
by its authorized signatory

                   /s/ Dorn Beattie
Per: ________________________________

THE LENDER:

TERRACE VENTURES INC.
by its authorized signatory:

                   /s/ Howard Thomson
Per:________________________________

SCHEDULE “A”
To The Loan Agreement Dated as of May 18, 2007
Form Of Promissory Note

PROMISSORY NOTE

EXECUTED BY:	SOLARA TECHNOLOGIES INC.
(the "Borrower")

IN FAVOUR OF:	TERRACE VENTURES INC.
(the "Lender")

PRINCIPAL AMOUNT:	$20,000 (U.S.)

DATE OF ADVANCE:	May 1, 2007

PLACE OF EXECUTION:	Vancouver, BC, Canada

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on May 18, 2008, the principal sum of $20,000 (U.S.), together with interest thereon at the rate of 8% per annum, calculated and compounded annually, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

DATED at Vancouver, BC this 18th day of May, 2007.

SOLARA TECHNOLOGIES INC.
 by its authorized signatory:

Per: ____________________________

PROMISSORY NOTE

EXECUTED BY:	SOLARA TECHNOLOGIES INC.
(the "Borrower")

IN FAVOUR OF:	TERRACE VENTURES INC.
(the "Lender")

PRINCIPAL AMOUNT:	$55,000 (U.S.)

DATE OF EXECUTION:	May 18, 2007

PLACE OF EXECUTION:	Vancouver, BC, Canada

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on May 18, 2008, the principal sum of $55,000 (U.S.), together with interest thereon at the rate of 8% per annum, calculated and compounded annually, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

DATED at Vancouver, BC this 18th day of May, 2007.

SOLARA TECHNOLOGIES INC.
by its authorized signatory:

Per: ________________________________